SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                 06-152875
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        (State or other                 (Commission           (IRS Employer
        jurisdiction of                 File Number)         Identification No.)
        incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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         (Address of principal executive offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 661-6942
       ------------------------------------------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Change Technology Partners, Inc., a Delaware corporation (the "Company"), and Franklin Capital Corporation, a Delaware corporation ("Franklin"), have entered into an Agreement an Plan of Merger, dated as of December 4, 2001 (the "Merger Agreement").

A more complete description of the Merger Agreement and the associated transactions can be found in the press release incorporated by reference as
Exhibit 99.1 to this report. All investors are encouraged to read, carefully and in their entirety, the press release and the copy of the Merger Agreement attached to this report as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER                DESCRIPTION
                  --------------                -----------

                  2.1 Agreement and Plan of Merger, dated as of December 4, 2001, by and between Change and Franklin.


                  99.1*                 Text of Press Release, dated December 5,
                                        2001.

                  * Incorporated by reference to Change's Statement on Schedule 14A, filed with the Securities and Exchange Commission on December 5, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2001

                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

2.1 Agreement and Plan of Merger, dated as of December 4, 2001, by and between Change and Franklin.


99.1*                      Text of Press Release, dated December 5, 2001.

*                          Incorporated by reference to Change's Statement on
                           Schedule 14A, filed with the Securities and Exchange Commission on December 5, 2001.